Invitae Reports $56.5 Million in Quarterly Revenue Driven by 129,000 Samples

-- Increased quarterly revenue by 51% and volume by 65% year-over-year --
-- Now in network with Cigna, all major payers with approximately 295 million covered lives --
-- Hosting conference call and webcast today at 4:30pm Eastern/1:30pm Pacific --

SAN FRANCISCO, November 6, 2019 – Invitae Corporation (NYSE: NVTA), a leading medical genetics company, today announced financial and operating results for the third quarter ended September 30, 2019.

“With our 26th consecutive quarter of dynamic growth, we continue to demonstrate our ability to grow the business while investing in the technologies necessary to drive the transformation of genetics,” said Sean George, co-founder and chief executive officer of Invitae. “Based on how we are tracking toward our guidance and our demonstrated ability to take share and more importantly expand the market, we believe that we are driving forward as the clear leader in offering comprehensive, medical genetic information at affordable prices access all stages of life.”

Third Quarter 2019 Financial Results

•
Accessioned more than 129,000 samples in the third quarter of 2019, representing a 65% increase over the 78,000 samples in the third quarter of 2018. Billable volume was approximately 124,000 in the third quarter of 2019

•	Generated revenue of $56.5 million in the third quarter of 2019, representing a 51% increase over the third quarter of 2018 revenue of $37.4 million

•	Reported the average cost per sample at $249 in the third quarter of 2019, representing a 5% reduction from a $262 average cost per sample in the third quarter of 2018

•	Achieved gross profit of $24.4 million in the third quarter of 2019 compared to $16.9 million of gross profit in the third quarter of 2018

Total operating expense, which excludes cost of revenue, for the third quarter of 2019 was $101.4 million, (non-GAAP operating expense of $79.8 million) compared to $47.0 million for the third quarter of 2018.

For the third quarter of 2019, Invitae reported a net loss of $78.7 million, or a $0.82 loss per share, compared to a net loss of $31.7 million in the third quarter of 2018, or a $0.45 net loss per share. Non-GAAP net loss was $65.8 million in the third quarter of 2019, or a $0.69 non-GAAP net loss per share.

As of September 30, 2019, cash, cash equivalents, restricted cash, and marketable securities totaled $473.5 million. Net increase in cash, cash equivalents and restricted cash for the quarter was $220.0 million. Cash burn for the quarter was $140.0 million ($40.3 million excluding financing and acquisition-related items), and includes $85.6 million to repay Oberland (which includes $1.3 million of accrued interest on our third quarter 2019 quarterly interest payment) and $15.4 million in Jungla acquisition-related payments.

Invitae's Corporate and Scientific Highlights

•	Acquired Jungla Inc. and its cloud-based platform that further enhances Invitae’s genetic variant interpretation and ability to deliver high-quality, more affordable genetic testing

•	Signed contract with Cigna, effective December 1, 2019. Invitae is now in contract with all national commercial health plans and has approximately 295 million covered lives in network

•	Extended Invitae’s genome network with the addition of nine new biopharma partnerships and launched five Detect programs

•	Expanded the Behind The Seizure program, which now offers comprehensive epilepsy panel testing to any child up to 59 months old who has one unprovoked seizure in the U.S. and Canada

•	Signed Abeona as the first biopharma partner as part of the Detect program for patients with lysosomal storage disorders

•	Partnered with the University of Vermont Health Network on a testing program to offer proactive genetic screening as part of routine clinical care for patients in Vermont

•	Presented various studies and research at The American Society of Human Genetics (ASHG) Annual Meeting:

•
Presented a study on the limitations of a direct-to-consumer genetic screening strategy for hereditary breast, ovarian, and colorectal cancer risk which found the vast majority of individuals with a disease-causing mutation in MUTYH and BRCA1/2 would have been missed by direct-to-consumer testing, with actual disease-causing mutations being missed in nearly 100% of people of certain ancestries.

•	Highlighting research at the National Society of Genetic Counselors (NSGC) 37th Annual Conference to help push forward the science and practice of genetics in patient care

•
Presenting studies highlighting the potential of genetic testing to increase early diagnosis of pediatric epilepsy, along with presentations underscoring the importance of high quality medical genetic testing and genetic counseling services as consumer use of genetic health screening continues to grow

•	Partnering with NSGC to present the 4th annual Code Talker award to honor excellence in genetic counseling patient care as recognized by patients themselves at the conference

•	Closed on $350.0 million in convertible senior notes in an upsized offering and raised $19.5 million of net proceeds under our ATM

Webcast and Conference Call Details
Management will host a conference call and webcast today at 4:30 p.m. Eastern / 1:30 p.m. Pacific to discuss financial results and recent developments. The dial-in numbers for the conference call are (866) 393-4306 for domestic callers and (734) 385-2616 for international callers, and the reservation number for both is 9085356. Following prepared remarks, management will respond to questions from investors and analysts, subject to time limitations.

The live webcast of the call and slide deck may be accessed by visiting the investors section of the company’s website at ir.invitae.com. A replay of the webcast and conference call will be available shortly after the conclusion of the call and will be archived on the company's website.

About Invitae
Invitae Corporation (NYSE: NVTA) is the leading advanced medical genetics company, whose mission is to bring comprehensive genetic information into mainstream medicine to improve healthcare for billions of people. Invitae's goal is to aggregate the world's genetic tests into a single service with higher quality, faster turnaround time and lower prices. For more information, visit the company's website at invitae.com.

Safe Harbor Statement
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to the company’s financial results for the quarter ended September 30, 2019; the company’s beliefs regarding estimated guidance for 2019 and future financial performance; the anticipated effective date of the Cigna contract; the impact of the company’s acquisitions, partnerships and product offerings; and the company’s beliefs regarding the growth of its business, its position and impact on the genetic testing industry, its success in executing on its mission and achieving its goals, and the benefits of genetic testing. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially, and reported results should not be considered as an indication of future performance. These risks and uncertainties include, but are not limited to: the actual results for the quarter ended September 30, 2019 and the year ending December 31, 2019; the company’s ability to continue to grow its business; the company’s history of losses; the company’s ability to compete; the company’s failure to manage growth effectively; the company’s need to scale its infrastructure in advance of demand for its tests and to increase demand for its tests; the risk that the company may not obtain or maintain sufficient levels of reimbursement for its tests; the company’s failure to successfully integrate or fully realize the anticipated benefits of acquired businesses; the company’s ability to use rapidly changing genetic data to interpret test results accurately and consistently; security breaches, loss of data and other disruptions; laws and regulations applicable to the company’s business; and the other risks set forth in the company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2019. These forward-looking statements speak only as of the date hereof, and Invitae Corporation disclaims any obligation to update these forward-looking statements.

Non-GAAP Financial Measures
To supplement Invitae’s consolidated financial statements prepared in accordance with generally accepted accounting principles in the United States (GAAP), the company is providing non-GAAP research and development expense, non-GAAP general and administrative expense, non-GAAP operating expense, non-GAAP net loss and net loss per share and cash burn, which are non-GAAP financial measures. These non-GAAP financial measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similarly-titled measures presented by other companies. Management believes these non-GAAP financial measures are useful to investors in evaluation the company's ongoing operating results and trends.

Non-GAAP research and development expense, non-GAAP general and administrative expense, non-GAAP operating expense and non-GAAP net loss exclude acquisition-related stock-based compensation related to inducement grants, post-combination expense related to the acceleration of equity grants in connection with the company's business combinations, and acquisition-related income tax benefits. These non-GAAP financial measures are limited in value because they exclude certain items that may have a material impact on the reported financial results. Management accounts for this limitation by analyzing results on a GAAP basis as well as a non-GAAP basis and also by providing GAAP measures in the company's public disclosures.

Cash burn excludes (1) changes in marketable securities other than investments made in privately held companies, (2) cash received from equity financings, including proceeds from a public offering of common stock in March 2019, (3) net cash received from proceeds from term debt or convertible senior notes, and (4) cash received from exercises of warrants. Management believes cash burn is a liquidity measure that provides useful information to management and investors about the amount of cash consumed by the operations of the business. A limitation of using this non-GAAP measure is that cash burn does not represent the total change in cash, cash equivalents, and restricted cash for the period because it excludes cash provided by or used for other operating, investing or financing activities. Management accounts for this limitation by providing information about the company's operating, investing and financing activities in the statements of cash flows in the consolidated financial statements in the company's most recent Quarterly Report on Form 10-Q and Annual Report on Form 10-K and by presenting net cash provided by (used in) operating, investing and financing activities as well as the net increase or decrease in cash, cash equivalents and restricted cash in its reconciliation of cash burn.

In addition, other companies, including companies in the same industry, may not use cash burn, non-GAAP research and development and general and administrative expense, non-GAAP operating expense, non-GAAP net loss, or non-GAAP net loss per share or may calculate these metrics in a different manner than management or may use other financial measures to evaluate their performance, all of which could reduce the usefulness of these non-GAAP measures as comparative measures. Because of these limitations, the company's non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the non-GAAP reconciliations provided in the tables below.

INVITAE CORPORATION
Consolidated Balance Sheets
(in thousands)
(unaudited)

	September 30, 2019	December 31, 2018
Assets
Current assets:
Cash and cash equivalents	$467,012	$112,158
Marketable securities	300	13,727
Accounts receivable	26,740	26,296
Prepaid expenses and other current assets	14,477	13,258
Total current assets	508,529	165,439
Property and equipment, net	32,177	27,886
Operating lease assets	39,112	—
Restricted cash	6,183	6,006
Intangible assets, net	99,740	30,469
Goodwill	99,851	50,095
Other assets	4,795	3,064
Total assets	$790,387	$282,959
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$8,863	$7,812
Accrued liabilities	53,251	26,563
Operating lease obligations	5,186	—
Finance lease obligations	1,636	1,937
Total current liabilities	68,936	36,312
Operating lease obligations, net of current portion	44,408	—
Finance lease obligations, net of current portion	168	1,375
Debt	—	74,477
Convertible senior notes, net	265,194	—
Other long-term liabilities	7,800	8,956
Total liabilities	386,506	121,120

Stockholders’ equity:
Common stock	10	8
Accumulated other comprehensive loss	—	(5)
Additional paid-in capital	1,085,643	678,548
Accumulated deficit	(681,772)	(516,712)
Total stockholders’ equity	403,881	161,839
Total liabilities and stockholders’ equity	$790,387	$282,959

INVITAE CORPORATION
Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Revenue:
Test revenue	$55,502	$36,611	$147,423	$100,014
Other revenue	1,009	755	3,116	2,329
Total revenue	56,511	37,366	150,539	102,343
Cost of revenue	32,120	20,441	81,380	58,964
Research and development	46,951	15,776	90,247	46,926
Selling and marketing	32,690	17,591	87,662	55,222
General and administrative	21,733	13,668	56,326	37,884
Loss from operations	(76,983)	(30,110)	(165,076)	(96,653)
Other income (expense), net	(7,591)	231	(5,572)	2,066
Interest expense	(2,833)	(1,844)	(7,062)	(4,927)
Net loss before taxes	(87,407)	(31,723)	(177,710)	(99,514)
Income tax benefit	(8,700)	—	(12,650)	—
Net loss	$(78,707)	$(31,723)	$(165,060)	$(99,514)
Net loss per share, basic and diluted	$(0.82)	$(0.45)	$(1.86)	$(1.56)
Shares used in computing net loss per share, basic and diluted	95,577	70,153	88,663	63,935

INVITAE CORPORATION

Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Nine Months Ended September 30,
	2019	2018
Cash flows from operating activities:
Net loss	$(165,060)	$(99,514)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	11,135	10,268
Stock-based compensation	47,826	15,711
Amortization of debt discount and issuance costs	855	681
Impairment losses	—	1,883
Benefit from income taxes	(12,650)	—
Debt extinguishment costs	8,926	—
Other	901	626
Changes in operating assets and liabilities, net of businesses acquired:
Accounts receivable	(444)	(4,483)
Prepaid expenses and other current assets	(1,424)	(1,060)
Other assets	2,369	(555)
Accounts payable	87	(1,226)
Accrued expenses and other liabilities	9,692	922
Net cash used in operating activities	(97,787)	(76,747)
Cash flows from investing activities:
Purchases of marketable securities	(20,781)	(1,575)
Proceeds from sales of marketable securities	—	19,965
Proceeds from maturities of marketable securities	34,500	10,957
Acquisition of businesses, net of cash acquired	(9,801)	—
Purchases of property and equipment	(13,530)	(4,258)
Other	—	(500)
Net cash provided by (used in) investing activities	(9,612)	24,589
Cash flows from financing activities:
Proceeds from public offerings of common stock, net	204,024	112,480
Proceeds from issuance of common stock, net	5,734	10,732
Proceeds from issuance of convertible senior notes, net	339,900	—
Proceeds from issuance of debt, net	—	19,544
Payments of debt extinguishment costs	(10,638)	—
Loan payments	(75,000)	—
Finance lease principal payments	(1,590)	(1,632)
Net cash provided by financing activities	462,430	141,124

Net increase in cash, cash equivalents and restricted cash	355,031	88,966
Cash, cash equivalents and restricted cash at beginning of period	118,164	17,459
Cash, cash equivalents and restricted cash at end of period	$473,195	$106,425

INVITAE CORPORATION

Reconciliation of GAAP to Non-GAAP Research and Development Expense
(in thousands)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Research and development	$46,951	$15,776	$90,247	$46,926
Acquisition-related stock-based compensation	(18,613)	—	(21,199)	—
Non-GAAP research and development	$28,338	$15,776	$69,048	$46,926

Reconciliation of GAAP to Non-GAAP General and Administrative Expense
(in thousands)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
General and administrative	$21,733	$13,668	$56,326	$37,884
Acquisition-related post-combination expense	(2,946)	—	(6,158)	—
Non-GAAP general and administrative	$18,787	$13,668	$50,168	$37,884

Reconciliation of Operating Expense to Non-GAAP Operating Expense
(in thousands, except per share data)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Research and development	$46,951	$15,776	$90,247	$46,926
Selling and marketing	32,690	17,591	87,662	55,222
General and administrative	21,733	13,668	56,326	37,884
Operating expense	101,374	47,035	234,235	140,032
Acquisition-related stock-based compensation	(18,613)	—	(21,199)	—
Acquisition-related post-combination expense	(2,946)	—	(6,158)	—
Non-GAAP operating expense	$79,815	$47,035	$206,878	$140,032

Reconciliation of Net Loss to Non-GAAP Net Loss Per Share
(in thousands, except per share data)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Net loss	$(78,707)	$(31,723)	$(165,060)	$(99,514)
Acquisition-related stock-based compensation	18,613	—	21,199	—
Acquisition-related post-combination expense	2,946	—	6,158	—
Acquisition-related income tax benefit	(8,700)	—	(12,650)	—
Non-GAAP net loss	$(65,848)	$(31,723)	$(150,353)	$(99,514)

Non-GAAP net loss per share, basic and diluted	$(0.69)	$(0.45)	$(1.70)	$(1.56)
Shares used in computing net loss per share, basic and diluted	95,577	70,153	88,663	63,935
INVITAE CORPORATION

Reconciliation of Net Increase (Decrease) in Cash, Cash Equivalents and Restricted Cash to Cash Burn
(in thousands)
(unaudited)

	Three Months Ended March 31, 2019	Three Months Ended June 30, 2019	Three Months Ended September 30, 2019	Nine Months Ended September 30, 2019

Net cash used in operating activities	$(28,366)	$(32,725)	$(36,696)	$(97,787)
Net cash provided by (used in) investing activities	(17,545)	25,133	(17,200)	(9,612)
Net cash provided by financing activities	186,120	2,462	273,848	462,430
Net increase (decrease) in cash, cash equivalents and restricted cash	140,209	(5,130)	219,952	355,031

Adjustments:
Purchases of investments	20,781	—	—	20,781
Maturities of investments	(6,000)	(28,000)	(500)	(34,500)
Proceeds from public offering of common stock, net of issuance costs	(184,490)	—	(19,534)	(204,024)
Proceeds from issuance of convertible senior notes, net	—	—	(339,900)	(339,900)
Proceeds from exercises of warrants	(88)	(25)	(58)	(171)
Cash burn	$(29,588)	$(33,155)	$(140,040)	$(202,783)

• Cash burn for the three and nine months ended September 30, 2019 includes $85.6 million of cash paid to settle our obligations under the 2018 Note Purchase Agreement (which includes $1.3 million of accrued interest on the third quarter 2019 quarterly interest payment) and $15.4 million paid in connection with the acquisition of Jungla Inc.

Source: Invitae Corporation

Contact:
Laura D’Angelo
ir@invitae.com
(628) 213-3369

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